Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NuPathe Inc. (the “Registrant”) on Form 10-Q for the quarter ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Armando Anido, Chief Executive Officer of the Registrant, and I, Keith A. Goldan, Senior Vice President and Chief Financial Officer of the Registrant, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Armando Anido	/s/ Keith A. Goldan
Armando Anido	Keith A Goldan
Chief Executive Officer	Senior Vice President and Chief Financial Officer

Date: November 14, 2013	Date: November 14, 2013